As filed with the Securities and Exchange Commission on January 6, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22553

Miller/Howard High Income Equity Fund
(Exact name of registrant as specified in charter)

10 Dixon Avenue Woodstock, NY			12498
(Address of principal executive offices)			(Zip code)

Annemarie Gilly Miller/Howard Investments, Inc. 10 Dixon Avenue Woodstock, NY 12498
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(845) 679-9166

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

Item 1. Reports to Stockholders.

HIGH INCOME
EQUITY FUND

Annual Report

October 31, 2016

Advised by Miller/Howard Investments, Inc.

Table of Contents

1	Shareholder Letter
9	Allocation of Portfolio Investments
10	Schedule of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statement of Cash Flows
17	Financial Highlights
18	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Additional Information
31	Trustees and Officers
34	Privacy Policy
35	Board Consideration and Approval of Investment Advisory Agreement

October 31, 2016 | Annual Report

Letter from Chairman of the Board
October 31, 2016

Dear Shareholders,

Thank you for investing in the Miller/Howard High Income Equity Fund (the "Fund"). Our goal is to provide our shareholders with a high level of income coupled with the potential for capital appreciation. We invest in stocks that we believe will maintain secure dividends and that have the potential to raise those dividends in the future.

Market Summary

During the trailing 12 months ended October 31, 2016, the overall equity market saw modest gains (+4.5% for the S&P 500 Index). These gains in the broad market index masked significant volatility in the first half of 2016. The index fell -8.5% over the first six weeks of 2016 before recovering these losses by mid-March. After Great Britain voted to leave the European Union, the index sold off, though quickly recovered, by the end of June. There wasn't much progress for the average investor from July through October as the market moved sideways, awaiting results of the US presidential election and the possibility of a second rate increase by the US Federal Reserve.

Over the last year, there was a change in investor preference from growth stocks to value: The Russell 1000 Growth Index returned +2.3% while the Russell 1000 Value Index returned +6.4%. General investor psychology toward dividend income stocks improved, which some argue was partly because of relief at having survived the Fed's first rate increase. Despite the marginal increase in US rates, investors continued their search for yield, bidding up the valuations of bond-proxy sectors, such as utilities and real estate investment trusts (REITs). Over the 12 months ended October 31, 2016, the NASDAQ Broad Dividend Achievers, an index of stocks with long-term historic dividend growth (though with sometimes lower yields than our stocks), returned +9.4%. Energy stocks were under extreme pressure through mid-February when WTI crude oil hit a multi-year low below $26.50/bbl and, three weeks later, Henry Hub Natural Gas bottomed at around $1.50/MMBtu. Thereafter, energy stocks rebounded in response to higher energy commodity prices and a reversal in market sentiment.

During the Fund's fiscal year ended October 31, 2016, our net asset value per share (NAV) experienced a decrease of -6.7%, compared with the S&P 500's +4.5% gain. As investors may know, the market price of the Fund can sell at a premium or discount to NAV. The Fund's market price (NYSE) return was -13.1% and the Fund's market total return (NYSE with dividends reinvested) was -2.3% for the fiscal year ended October 31, 2016. On the last day of the period, the Fund was trading at a 4.9% discount to NAV.

October 31, 2016 | Annual Report 1

Portfolio Performance1

High-yielding stocks2 performed poorly in 2015 due to fears of rising interest rates and concerns over the impact of falling energy prices on many energy-related high-yielding stocks. After the Fed raised rates in December 2015, market sentiment for high-yielding stocks improved and these outperformed the general market. The resurgence in the performance of high-yielding stocks favored our investment process of investing in stocks that provide a yield significantly greater than the S&P 500. Our overweight allocation to these stocks relative to the S&P 500 was a driver of positive performance for the Fund.

During the first half of the fiscal year, the energy sector captured headlines and drove market performance, continuing a trend that began over a year ago when the OPEC oil cartel removed production caps. Crude oil and natural gas prices dropped -43.7% and -23.0% bottoming in February and March, respectively. These commodities then rallied +78.8% and +87.1%, respectively, through the end of October. The volatility that occurred in the energy sector drove most of the Fund's underperformance relative to the S&P 500. At the beginning of the fiscal year, the Fund had a significant overweight to energy. The overweight allocation was largely composed of midstream energy transportation and storage companies that have high yields, but also greater leverage and lower distribution coverage (distributable cash flow3/total distribution). As commodity prices decreased, the market began to fear that midstream energy companies were overburdened with debt and may have trouble paying their current distributions. Investors reasoned that lower commodity prices would result in fewer volumes through midstream pipes and storage tanks, as well as fewer fees midstream companies could charge their customers for these services. From December through February, we transitioned out of riskier energy names to those we believed had a greater level of income safety. We also redistributed some of the proceeds into other sectors. Four energy companies we sold at this time were Kinder Morgan Inc. (KMI), Targa Resources Partners (NGLS), Williams Partners LP (WPZ) and its general partner Williams Companies Inc. (WMB). All four were top relative detractors4 to the Fund's performance. Although we were positioned with an overweight to

Performance data quoted represents past results. Past performance is no guarantee of future results.

1 Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

2 High-yielding stocks are defined as those companies within the S&P 500 Index that are in dividend deciles six through ten. Dividend deciles are calculated by separating the S&P 500 Index holdings into ten equal groups (lowest being decile one and highest decile ten) based on each securities' yield at the beginning of the stated time period. Calculations and returns data are sourced from Bloomberg.

3 Distributable cash flow = adjusted EBITDA – interest expense – maintenance capital expenditure

4 Contributors and detractors to Fund performance are calculated relative to the S&P 500 Index using Bloomberg calculations and data. To obtain our methodology for calculating the best- and worst-performing securities, as well as the list of the contribution to performance for each security, please call us at 845.679.9166.

2 Annual Report | October 31, 2016

midstream energy during the industry's rally from February through the end of April, it wasn't enough to make up lost ground from the prior months. As of the end of October, the Fund had a 19.7% weight in the energy sector versus 7.2% for the S&P 500. The Fund seeks to be diversified by sector and industry, but will likely continue to have an overweight allocation to midstream energy companies because of their high and growing yields.

The two top detractors not in the energy sector were Seagate Technology plc (STX) and Corrections Corp. of America (CXW). STX designs and manufactures electronic storage products, such as hard drives that are used in personal computers, video game consoles, and servers. Despite the structural demand for more data storage skyrocketing as people have more photos, videos, and files to save, STX had to compete in a very competitive market environment and saw declining sales and earnings. CXW came under pressure after the August announcement by the US Department of Justice that it will wind down the use of private prisons. Although this may disrupt the supply and demand balance for prisons in the interim, we see it less likely that states and other federal departments will be able to follow suit. We remain comfortable with the company's business model and up-weighted our position on weakness.

Over the last fiscal year, utilities was the best-performing sector in the S&P 500 with a total return of approximately +17%, over 1,200 basis points greater than the index. Utilities, a sector known for having high dividend yields, was one of the Fund's largest overweights. In fact, we had an average weight in the sector four times that of the S&P 500. This overweight was a large benefit to the portfolio's performance.

The top stock contributors relative to the S&P 500 came from the real estate, consumer discretionary, and financials sectors. Within real estate, two data center REITs, DuPont Fabros Technology Inc. (DFT) and Digital Realty Trust Inc. (DLR), had returns of over +30%. They benefited from favorable tailwinds due to the growth of cloud computing and the subsequent need for more data centers. Moreover, they got a boost from the broad-based REIT rally as investors searched for yield. Within consumer discretionary, Coach Inc. (COH) has been successful at executing a turnaround to become more competitive in women's shoes and accessories product lines.

Finally, financial sector holdings Hercules Capital Inc. (HTGC) and CME Group Inc. (CME) were top relative contributors to performance. HTGC, a specialty finance company, reported strong asset growth and net investment income. The market appreciated the company's strong liquidity position and robust loan originations. The company is expected to see additional

October 31, 2016 | Annual Report 3

demand from private equity and venture capital customers. CME, the owner of some of the world's leading financial exchanges, benefited from higher volume in their foreign exchange and options markets. Higher trading in metals and energy was a tailwind, as well as long-term secular drivers, such as the electrification of international options and conversion of swaps to futures.

Dividend growth is important to this portfolio because the prices of higher-yielding stocks are based in large part on the income they provide. As income rises, an investor may expect the asset price to increase commensurately (though other factors may enter into this equation in the short term). Thus, we seek companies that not only pay high dividends or distributions now but that also are likely, in our view, to increase dividends in the future. During the reporting period, 53% of our stocks declared dividend increases, with individual increases averaging 10% growth year-over-year, excluding special dividends on an unweighted basis. Two holdings, Triangle Capital Corp. (TCAP) and Viacom Inc. (VIAB), booked dividend cuts. TCAP, a specialty finance company, cut its total dividend by 16.7% in May, citing changes in the market pricing of its investments resulting in lower earnings power. Shortly after the dividend cut, we sold our position. VIAB cut its dividend by 50% in September when it announced a new CEO. The company was hamstrung by more than $12 billion in debt and was reeling from a legal battle for control of the media giant. When it was unable to sell off assets or merge with a competitor, it had to cut the dividend to fund a new corporate turnaround. The stock was called away soon after the dividend cut.

We are enhancing the income in the portfolio through the sale of options. For the year ended October 31, 2016 we sold put options on 44 positions. Of the 44, one has not yet reached expiration, 29 of them expired worthless after we collected the premium, and we had 14 stocks put to us. We also sold calls on 58 positions. Generally, our option positions' notional value has represented less than 18% of total assets at the time of trade, below the 20% limitation.

As the prospectus indicates, the portfolio managers have the ability to employ modest leverage as a tool to reach our portfolio income objectives. As of October 31, 2016, we have borrowed an amount equal to 18.7% of the managed assets of the Fund at an average interest rate during the year of 1.33%. Considering that the underlying portfolio yield is almost five times the borrowing rate, it is an effective income enhancement. The use of leverage could increase volatility but, in our view, the inherent volatility of the portfolio is sufficiently low as to warrant this modest level of leverage.

4 Annual Report | October 31, 2016

Distributions to Shareholders

The distribution to shareholders for each month during the fiscal year was $0.116 per share. The Fund's current indicated yield based on its closing price on the New York Stock Exchange on October 31, 2016 ($11.57) was 12.0%. The current indicated yield based on the Fund's NAV per share ($12.16) was 11.4%. The Fund intends to pay monthly distributions to its shareholders. We should note that this distribution has been supported by income earned by the Fund. Note that "income" here means both regular dividends and distributions from MLPs and REITs, which might be considered Return of Capital for tax and GAAP purposes (67.4% of the indicated yield represented estimated return of capital on a book basis for the year ended October 31, 2016. Amounts for tax reporting purposes may be different). As discussed previously and as is still the case, the Fund has earned several special dividends during the year. With these special dividends, the premiums from selling options, the regular dividends from the portfolio, and our use of leverage, we have generated sufficient income to cover these declared distributions.

Looking Ahead

As we enter the end of 2016 the market awaits a few significant developments. How will the economy be affected by the new Presidential administration? Will Janet Yellen and the Federal Open Market Committee continue monetary policy normalization? Will OPEC members abide by the production cap? Although we can't predict any of these events we can position our portfolio to withstand them. Shifting toward safer balance sheets and cash flows at the cost of some current yield seems prudent with all of the uncertainty in the world. We started making some shifts three quarters ago, and may well make a few more. While we continue to like income, right now we are looking to emphasize stocks that offer dividend growth.

As of this writing, the S&P 500 trades more than 10x 2017 EV/EBITDA (enterprise value/earnings before interest, taxes, depreciation, and amortization), which is above its 15-year average. "Traditional" dividend-paying sectors, such as utilities, consumer staples, and REITs, are especially high compared to historic valuation levels and are trading richer than the broad market. While cheapness doesn't guarantee outperformance, the mix outside "traditional" dividend-paying sectors – which includes adequate yields, good cash dividend coverage, high-quality balance sheets, and secular business trends (including consolidation) – suggests that the absence or underweight of utilities and consumer staples in our portfolio is likely to last a while longer, depending on valuation changes. The most recent economic data remains mixed and reinforces our belief that a low-level grinding economic recovery is the most likely outcome. The strange combination of low economic growth and the risk potential of rising rates from the Fed argues in favor of earnings and dividend growth just as much as current yield itself in

October 31, 2016 | Annual Report 5

this environment. We will continue to seek current income and rising income that, in our experience, has most often led to higher prices.

Investment Policy Changes

Effective March 1, 2017, the Fund may invest up to 25% of its Total Assets in securities of master limited partnerships (MLPs), generally in the energy sector. This is an increase from the current limit of 15%. The Investment Manager desires to take advantage of moderate valuations in master limited partnerships in relation to long term prospects. In addition, effective March 1, 2017, the Fund may buy put and call options.

Currently, with respect to the Fund's options writing strategy: "The Fund intends to engage in an options writing strategy consisting principally of writing put options on securities already held in its portfolio or securities that are candidates for inclusion in its portfolio." Further, "the Fund may, to a lesser extent, also engage in covered call writing strategies." The Fund may write covered put and call options up to a notional amount of 20% of the Fund's Total Assets. Effective immediately, the Fund's option writing strategy will be amended to state the following: "The Fund intends to engage in an options writing strategy consisting of writing put options on securities already held in its portfolio or securities that are candidates for inclusion in its portfolio. The Fund may also engage in covered call writing strategies."

The changes in the options strategies provide the Investment Manager greater flexibility to take advantage of varying levels of premiums for put and call options.

Sincerely,

Lowell G. Miller

Chairman of the Board

6 Annual Report | October 31, 2016

Important Disclosures

The views expressed in this report reflect those as of the date this is written and may not reflect the author's views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities. Performance data quoted represents past results. Past performance is no guarantee of future results. The Fund is not able to predict whether its shares will trade above, below, or at net asset value in the future. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

An investment in the Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: Non-US markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-US markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in emerging market countries. There can be no assurance that the Fund will achieve its investment objective.

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk that affects the Fund's ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than with larger, more established companies.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law and

October 31, 2016 | Annual Report 7

regulations could affect the treatment of distributions, including (but not limited to) ordinary income, capital gains or return of capital.

The Russell 1000 Growth Index is comprised of large- and mid-cap US equities that show characteristics of growth. These characteristics of growth include higher price-to-book ratios and higher forecasted growth.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to- book ratios and lower expected growth values.

The NASDAQ US Broad Dividend Achiever Index is a market cap index composed of stocks that have been selected annually based on stocks of companies that have historically increased and paid dividends annually and are listed on AMEX, NYSE, or NASDAQ.

The S&P 500 Index is a capitalization-weighted index of 500 widely held common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. One cannot invest directly in an index.

8 Annual Report | October 31, 2016

Miller/Howard High Income Equity Fund

Allocation of Portfolio Investments
(Expressed as a Percentage of Long-Term Investments)
October 31, 2016
(unaudited)

October 31, 2016 | Annual Report 9

Miller/Howard High Income Equity Fund

Schedule of Investments
October 31, 2016

	Shares	Fair Value
Common Stock – 79.6%
Business Credit Institutions – 7.3%
Ares Capital Corporation(1)	343,373	$5,253,607
Golub Capital BDC, Inc.(1)	131,803	2,332,913
Hercules Technology Growth Capital, Inc.	308,552	4,230,248
		11,816,768
Crude Petroleum & Natural Gas – 4.5%
Royal Dutch Shell plc ADR(1)(2)	141,759	7,415,413
Computer and Computer Software Stores – 3.2%
GameStop	219,021	5,267,455
Electric Services – 9.3%
CenterPoint Energy, Inc.	104,629	2,385,541
Covanta Holding Corporation(1)	389,604	5,844,060
Pattern Energy Group Inc.(1)	309,451	6,916,230
		15,145,831
Investing – 9.9%
Federated Investors Inc.	226,189	6,107,103
Main Street Capital Corporation(1)	131,648	4,418,107
The Blackstone Group L.P.(1)	226,797	5,676,729
		16,201,939
Motion Picture Theaters – 2.9%
Regal Entertainment Group(1)	219,548	4,722,478
Motor Vehicles and Passenger Car Bodies – 1.8%
General Motors Company(1)	92,607	2,926,381
National Commercial Banks – 4.0%
PacWest Bancorp	151,023	6,552,888
Natural Gas Transmission – 3.0%
Brookfield Infrastructure Partners L.P. (Bermuda)(1)	144,011	4,871,875
Petroleum & Petroleum Products – 4.3%
Macquarie Infrastructure Company LLC(1)	85,099	6,961,949
Petroleum Refining – 3.5%
Total S.A. ADR(1)	119,873	5,722,737
Pharmaceutical Preparations – 2.7%
GlaxoSmithKline plc ADR(2)	109,529	4,382,255
Pipelines (No Natural Gas) – 3.0%
Plains GP Holdings, L.P.	395,839	4,971,738
Radiotelephone Communications – 3.5%
Vodafone Group plc ADR	206,925	5,760,792
Telephone Communications (No Radiotelephone) – 12.9%
AT&T Inc.(1)	110,572	4,067,944
BCE Inc. (Canada)(1)	126,809	5,762,201
BT Group plc ADR	407,370	9,426,542
Verizon Communications Inc.(1)	37,632	1,810,099
		21,066,786

10 Annual Report | October 31, 2016 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)
October 31, 2016

	Shares	Fair Value
Women's Clothing Stores – 3.8%
L Brands, Inc.	85,769	$6,191,664
Total Common Stock (Cost $139,932,872)		129,978,949
Master Limited Partnerships – 18.4%
Crude Petroleum & Natural Gas – 3.9%
Genesis Energy, L.P.	181,512	6,340,214
Liquefied Petroleum Gas Dealers – 5.0%
AmeriGas Partners, L.P.(1)	169,846	8,110,147
Natural Gas Transmission – 9.5%
Energy Transfer Partners L.P.(1)	212,269	7,425,170
MPLX LP	64,648	2,199,325
Williams Partners L.P.(1)	163,793	5,867,065
		15,491,560
Total Master Limited Partnerships (Cost $31,811,813)		29,941,921
Real Estate Investment Trusts (REITs) – 24.4%
Corrections Corporation of America(1)	334,374	4,831,704
Camden Property Trust	71,397	5,814,572
DuPont Fabros Technology, Inc.(1)	138,459	5,650,512
Four Corners Property Trust Inc	222,899	4,475,812
The Geo Group, Inc.(1)	297,645	7,131,574
Lamar Advertising Company	32,068	2,034,714
LaSalle Hotel Properties	213,016	5,059,130
Omega Healthcare Investors, Inc.	153,696	4,892,144
Total REITs (Cost $46,814,192)		39,890,162
Short-Term Investment – 4.0%
Investment Company – 4.0%
Morgan Stanley Institutional Liquidity Fund – Treasury Portfolio – 0.22%(3) (Cost $6,443,058)	6,443,058	6,443,058
Total Investments – 126.4% (Cost $225,001,935)		206,254,090
Total Value of Options Written (Premiums received $112,602) – (0.1%)		(42,960)
Other Assets and Liabilities – (26.3%)		(42,982,326)
Total Net Assets Applicable to Common Stockholders – 100.0%		$163,228,804

See accompanying Notes to Financial Statements | October 31, 2016 | Annual Report 11

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)
October 31, 2016

Note: Percentages indicated are based on the net assets of the Fund.

ADR  American Depository Receipt.

(1)  All or a portion of this security has been pledged as collateral in connection with the Fund's committed facility agreement. As of October 31, 2016, the total value of securities pledged as collateral for the committed facility agreement was $93,004,959.

(2)  All or a portion of the security represents collateral for outstanding call or put option contracts written.

(3)  Rate indicated is the current yield as of October 31, 2016.

Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Put Options
CenterPoint Energy, Inc.	November 2016	$22.00	1,432	$(42,960)
Total Value of Options Written (Premiums received $112,602)				$(42,960)

12 Annual Report | October 31, 2016 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statement of Assets and Liabilities
October 31, 2016

Assets:
Investments in securities, at value (Identified cost – $225,001,935)	$206,254,090
Dividends and interest receivable	696,326
Other assets	272,052
Total Assets	207,222,468
Liabilities:
Options written, at fair value (premiums received – $112,602)	42,960
Committed facility agreement	37,500,000
Payable for investments purchased	6,100,001
Payable to Advisor	172,183
Accrued administration expense	27,740
Accrued interest expense	52,300
Other liabilities	98,480
Total Liabilities	43,993,664
Net Assets	$163,228,804
NET ASSETS consist of:
Paid-in capital	$240,978,019
Accumulated undistributed (overdistributed) net investment income	(1,715,107)
Accumulated net realized loss	(57,355,393)
Net unrealized depreciation	(18,678,715)
$163,228,804
Net Asset Value Per Common Share Outstanding	$12.16

See accompanying Notes to Financial Statements | October 31, 2016 | Annual Report 13

Miller/Howard High Income Equity Fund

Statement of Operations
For the Year Ended October 31, 2016

Investment Income:
Dividend income (net of $191,094 of foreign withholding tax)	$12,153,745
Interest income	11,243
Other income	70,873
Total Investment Income	12,235,861
Expenses:
Advisory fees	2,077,789
Interest expense	500,462
Professional fees	278,157
Investor support service fee	249,640
Administration fees	156,007
Trustees' fees and expenses	99,500
Compliance fees	70,000
Shareholder reporting expenses	61,545
Transfer agent fees and expenses	32,567
Registration and filing fees	25,014
Custodian fees and expenses	22,829
Miscellaneous	63,532
Total Expenses	3,637,042
Net Investment Income	8,598,819
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(46,343,662)
Options	3,547,819
Net realized gain (loss)	(42,795,843)
Net change in unrealized appreciation (depreciation) on:
Investments	20,135,138
Options	508,449
Net change in unrealized appreciation (depreciation)	20,643,587
Net realized and unrealized gain (loss)	(22,152,256)
Net Increase (Decrease) in Net Assets resulting from Operations	$(13,553,437)

14 Annual Report | October 31, 2016 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statements of Changes in Net Assets

	For the year ended October 31, 2016	For the period November 24, 2014(a) through October 31, 2015
Change in Net Assets:
From Operations:
Net investment income	$8,598,819	$13,569,774
Net realized gain (loss)	(42,795,843)	(18,961,995)
Net change in unrealized appreciation (depreciation)	20,643,587	(39,322,302)
Net increase (decrease) in net assets resulting from operations	(13,553,437)	(44,714,523)
Dividends and Distributions to Shareholders from:
Net investment income	(6,257,427)	(13,532,291)
Return of capital	(12,420,323)	(2,026,776)
Total dividends and distributions to shareholders	(18,677,750)	(15,559,067)
Capital Stock Transactions:
Proceeds from issuance of 12,250,000 common shares in connection with initial public offering	–	245,000,000
Proceeds from issuance of 1,138,558 common shares in connection with exercising an overallotment option granted to underwriters of the initial public offering	–	22,771,160
Underwriting discounts and offering expenses associated with the issuance of common shares	–	(12,585,454)
Issuance of 24,130 common shares from reinvestment of distributions	–	447,875
Net increase in net assets from Fund share transactions	–	255,633,581
Net increase (decrease) in net assets	(32,231,187)	195,359,991
Net Assets:
Beginning of period	195,459,991	100,000
End of period	$163,228,804	$195,459,991
Accumulated undistributed (overdistributed) net investment income, end of the period	$(1,715,107)	$(215,772)

(a) Commencement of Operations.

See accompanying Notes to Financial Statements | October 31, 2016 | Annual Report 15

Miller/Howard High Income Equity Fund

Statement of Cash Flows
For the Year Ended October 31, 2016

Cash Flows from Operating Activitites:
Net decrease in net assets resulting from operations	$(13,553,437)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(170,818,503)
Net purchases and sales of short-term investments	(6,063,439)
Proceeds from sales of long-term investments	174,913,554
Proceeds from option transactions	5,358,563
Return of capital on distributions received	6,254,308
Net decrease in dividends and interest receivable, and other assets	390,422
Net decrease in accrued expenses and other liabilities	(3,792)
Net change in unrealized appreciation (depreciation) of investment securities	(20,643,639)
Net realized loss on investment securities	42,793,215
Cash provided by operating activities	18,627,252
Cash Flows from Financing Activities:
Dividends paid	(18,677,750)
Cash used in financing activities	(18,677,750)
Decrease in cash	(50,498)
Cash at beginning of year	50,498
Cash at end of year	$–
Supplemental Disclosure of Cash Flow and Non-cash Information:
Interest paid	$451,212
Taxes paid	$206

16 Annual Report | October 31, 2016 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Financial Highlights

	For the year ended October 31, 2016	Period from November 24, 2014(1) through October 31, 2015
Per Common Share Data(2)
Net asset value, beginning of period	$14.57	$19.10
Income from Investment Operations
Net investment income (loss)	0.64	1.02
Net realized and unrealized gain (loss)	(1.66)	(4.35)
Total from investment operations	(1.02)	(3.33)
Distributions to Common Stockholders
Net investment income	(0.47)	(1.01)
Return of capital	(0.92)	(0.15)
Total distributions to common stockholders	(1.39)	(1.16)
Organizational and Offering costs on issuance of common stock	–	(0.04	)(3)
Net asset value, end of period	$12.16	$14.57
Per common share market value, end of period	$11.57	$13.32
Total investment return based on market value(4)	(2.26)%	(28.39	)%(6)
Total investment return based on net asset value(5)	(6.70)%	(18.39	)%(6)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000's)	$163,229	$195,460
Ratio of expenses to average net assets	2.13%	1.84	%(7)
Ratio of net investment income to average net assets	5.04%	6.34	%(7)
Portfolio turnover rate	85%	46	%(6)

(1)  Commencement of Operations.

(2)  Information presented relates to a share of common stock outstanding for the entire period. Calculated using average shares outstanding method.

(3)  Represents the dilution per common share from offering costs for the period from November 24, 2014 through October 31, 2015.

(4)  Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

(5)  Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

(6)  Not annualized.

(7)  Annualized.

See accompanying Notes to Financial Statements | October 31, 2016 | Annual Report 17

Miller/Howard High Income Equity Fund

Notes to Financial Statements
October 31, 2016

1. Organization

Miller/Howard High Income Equity Fund (the "Fund") was formed as a Delaware statutory trust on April 21, 2011, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a closed-end, non-diversified management investment company. The Fund is managed by Miller/Howard Investments, Inc. ("Adviser"). The Fund commenced operations on November 24, 2014. The Fund's stock is listed on the New York Stock Exchange under the symbol "HIE."

The Fund will terminate on November 24, 2024, absent shareholder approval to extend such term. If the Fund's Board of Trustees ("Board") believes that under the current market conditions it is in the best interest of the Fund's shareholders to do so, the Board may extend the termination date for one year, to November 24, 2025, without a shareholder vote upon the affirmative vote of three-quarters of the Board's trustees then in office.

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks capital appreciation when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund will attempt to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there

18 Annual Report | October 31, 2016

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2016

has been no sale on such day, the securities are valued at the mean price. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter ("OTC") market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options).

Other securities may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, and analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

C. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

October 31, 2016 | Annual Report 19

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2016

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of October 31, 2016, the Fund's assets and liabilities carried at market value were classified as follows:

Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Assets
Common Stock	$129,978,949	$129,978,949	$–	$–
Master Limited Partnerships	29,941,921	29,941,921	–	–
Real Estate Investment Trusts	39,890,162	39,890,162	–	–
Short-Term Investment(b)	6,443,058	6,443,058	–	–
Total Investments in Securities	$206,254,090	$206,254,090	$–	$–
Liabilities
Writen Options	$42,960	$42,960	$–	$–

(a) All industry classifications are identified in the Schedule of Investments.

(b) Short-term investment is a sweep investment for cash balances in the Fund at October 31, 2016.

The Fund did not hold any Level 3 securities during the period ended October 31, 2016.

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

The Fund may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The Fund may also hold the securities of master limited partnerships ("MLPs"). Distributions from such investments may include income and return of capital. The actual character of amounts received during the year is not known until after the REIT and MLP fiscal year ends. The Fund records the character of distributions received from REITs and MLPs during the year based on estimates available.

20 Annual Report | October 31, 2016

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2016

The characterization of distributions received by the Fund may be subsequently revised based on the information received from the REITs and MLPs after their tax reporting periods conclude.

E. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income, and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities, and payables and receivables arising from trade-date and settlement-date differences.

F. Dividends and Distributions to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its "net capital gain" (which is the excess of net long-term capital gains over net short-term capital losses). The Fund will pay common shareholders annually at least 90% of its investment company taxable income. Various factors will affect the level of the Fund's investment company taxable income, such as its asset mix. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G. Federal Income Taxation

The Fund will elect to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC"). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its net capital gain. The Fund intends to distribute at least annually all or substantially all of such income and gain. If the Fund retains any investment

October 31, 2016 | Annual Report 21

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2016

company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

H. Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund's results of operations and financial position.

The Fund occasionally sells ("writes") put options on securities already held in its portfolio or securities that are candidates for inclusion in the portfolio. The strategy is designed to provide the Fund with the ability to acquire securities that the Adviser is interested in at attractive valuations while generating realized gains as a means to enhance distributions.

The Fund occasionally sells ("writes") call options on securities already held in its portfolio. The strategy is designed to generate realized gains from premiums as a means to enhance distributions.

Written Options – Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation (depreciation). Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain (loss) on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price.

The Fund has adopted the disclosure provision of FASB ASC 815, Derivatives and Hedging. ASC 815 requires enhanced disclosures about the Fund's use of and accounting for derivative instruments and the effect of derivative instruments on the Fund's results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not accounted for as hedging instruments under ASC 815.

22 Annual Report | October 31, 2016

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2016

Transactions in written options contracts for the year ended October 31, 2016, are as follows:

	Contracts	Premium
Options outstanding at October 31, 2015	5,020	$272,771
Options written	71,508	5,411,096
Options closed	(1,050)	(98,925)
Options exercised	(24,838)	(1,924,521)
Options expired	(49,208)	(3,547,819)
Options outstanding at October 31, 2016	1,432	$112,602

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at October 31, 2016:

	Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value
Written equity options	Options written, at fair value	$42,960

The following table presents the effect of derivatives on the Statement of Operations for the year ended October 31, 2016:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gains (Losses) on Derivatives	Net Realized Gain (Loss) on Derivatives	Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Written equity options	Options	$3,547,819	$508,449

3. Concentration of Risk

The Fund's investment objective is to seek a high level of current income. Under normal conditions, the Fund will have at least 80% of its total assets (including any assets obtained through leverage) invested in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges. Equity securities the Fund may invest in include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trust and other entities. The Fund may also invest up to 15% of its total assets in securities of MLPs.

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Advisory Agreement (the "Agreement") with the Adviser. Under the terms of the Agreement, the Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund's average weekly Managed Assets (defined as the average weekly total assets minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained though (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies). The Adviser earned $2,077,789 in advisory fees for the year ended October 31, 2016.

October 31, 2016 | Annual Report 23

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2016

Four Wood Capital Partners LLC ("Four Wood") provides investor support services to the Fund. Such ongoing services include support for investors and financial advisers, consultation with respect to new marketing materials and quarterly reporting to the Board of their activities. The Fund pays Four Wood a monthly fee equal to the annualized rate of 0.12% in year one, 0.12% in year two and 0.11% in year three of the average daily Managed Assets. Four Wood earned $249,640 in fees for the year ended October 31, 2016.

U.S. Bancorp Fund Services, LLC serves as the Fund's administrator and fund accountant.

American Stock Transfer & Trust Company, LLC serves as the Fund's transfer agent, registrar and dividend disbursing agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund's custodian.

Two of the Fund's Trustees are employees of the Adviser.

5. Income Taxes

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all or substantially all of its taxable income. Accordingly, no provision for federal income taxes is included in the financial statements.

The tax character of dividends paid to shareholders during the year ended October 31, 2016, was as follows:

Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
$6,257,427	$–	$12,420,323	$18,677,750

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences could be temporary or permanent in nature. To the extent these differences are permanent in nature, such differences are reclassified at the end of the fiscal year among undistributed (overdistributed) net investment income, accumulated net realized gain (loss), and paid-in capital. Accordingly, on October 31, 2016, undistributed (overdistributed) net investment income was decreased by $3,840,727, accumulated net realized gain (loss) was increased by $4,053,998 and paid-in capital was decreased by $213,271. This reclassification has no effect on the net assets of the Fund.

The following information is provided on a tax basis as of October 31, 2016:

Cost of investments	$225,966,448
Unrealized appreciation	$8,772,477
Unrealized depreciation	(28,484,835)
Net unrealized appreciation (depreciation)	(19,712,358)
Undistributed ordinary income	–
Undistributed long term gains	–
Distributable earnings	–
Other accumulated gain/(loss)	(58,036,857)
Total accumulated gain/(loss)	$(77,749,215)

24 Annual Report | October 31, 2016

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2016

Unused net capital losses are available to offset future realized gains, without expiration. The Fund has $58,105,987 of unused net capital losses at October 31, 2016, which are treated as arising on the first day of the Fund's next tax year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on U.S. tax returns and state tax returns of the Fund. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. It is the Fund's policy to record interest and penalties related to uncertain tax benefits as a component of income taxes, as appropriate.

6. Investment Transactions

For the year ended October 31, 2016, the Fund purchased (at cost) and sold securities (proceeds received) in the amount of $176,918,504 and $174,793,659 (excluding short-term securities), respectively.

7. Common Stock

The Fund has unlimited shares of capital stock authorized and 13,417,924 shares outstanding at October 31, 2016. Transactions in common stock for the period from November 24, 2014 (commencement of operations) to October 31, 2015, were as follows:

Shares at November 24, 2014 (commencement of operations)	5,236
Shares sold through initial public offering	12,250,000
Shares sold through additional offering	1,138,558
Shares issued through dividend reinvestments	24,130
Shares at October 31, 2015	13,417,924

There were no transactions in common stock for the year ended October 31, 2016.

8. Committed Facility

On December 30, 2014, the Fund entered into a $110,000,000 committed facility agreement. BNP Paribas Prime Brokerage ("BNP") serves as a lender and the lending syndicate agent on behalf of other lenders participating in the facility. Outstanding balances generally accrue interest at a variable annual rate equal to three-month LIBOR plus 0.65%.

The average principal balance and interest rate during the year ended October 31, 2016 was $37,500,000 and 1.33%, respectively. At October 31, 2016, the principal balance outstanding was $37,500,000 at an interest rate of 1.50%.

Under the terms of the committed facility agreement, the outstanding principal balance must be collateralized with securities of the Fund in an amount as specified in the agreement. In addition, the Fund must maintain asset coverage required under the 1940 Act. If the Fund fails to maintain the required asset coverage, it may be required to repay a portion of an outstanding

October 31, 2016 | Annual Report 25

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2016

balance until the coverage requirement has been met. At October 31, 2016, the Fund was in compliance with the terms of the committed facility agreement.

9. Rehypothecation

Through an agreement with the Fund, BNP may rehypothecate securities the Fund has pledged as collateral on the committed facility. In return, the Fund receives a discounted interest rate on its borrowed principal and a portion of the income earned on the securities rehypothecated by BNP. At October 31, 2016, BNP had rehypothecated securities with a market value of $35,447,549.

10. Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

26 Annual Report | October 31, 2016

Miller/Howard High Income Equity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Miller/Howard High Income Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Miller/Howard High Income Equity Fund (the "Fund") as of October 31, 2016, and the related statement of operations, statements of changes in net assets, statement of cash flows, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Miller/Howard High Income Equity Fund as of October 31, 2016, the results of its operations, cash flows, changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
December 19, 2016

October 31, 2016 | Annual Report 27

Miller/Howard High Income Equity Fund

Additional Information
October 31, 2016
(unaudited)

Trustees and Officer Compensation

The Fund does not compensate any of its trustees who are "interested persons," as defined in Section 2(a)(19) of the 1940 Act. For the year ended October 31, 2016, the aggregate compensation paid by the Fund to the independent trustees was $107,500. The Fund did not pay any special compensation to any of its trustees or officers.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser's proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders.

A description of the policies and procedures the Fund used to determine how to vote proxies relating to portfolio securities owned by the Fund is available without charge upon request by calling the Fund at (855) 769-4460. Information regarding how the Fund voted the proxies related to the portfolio of securities during the period ended June 30, 2016 is available without charge by accessing this information on the SEC's web site at www.sec.gov.

Form N-Q

The Fund files its completed schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund's Form N-Q is available without charge upon request by calling the Fund at (855) 769-4460 or by visiting the SEC's web site at www.sec.gov. In addition, you may review and copy the Fund's Form N-Q at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Prospectus and Statement of Additional Information ("SAI")

The disclosure below expands upon the discussion in the Fund's Prospectus and SAI dated November 24, 2014, concerning the Fund's non-fundamental policies and restrictions. With respect to the Fund's non-fundamental investment policies and restrictions, if a percentage restriction on investment policies or the investment or use of assets set forth in the Prospectus or SAI is adhered to at the time a transaction is effected, later changes in the percentage resulting from changing assets values will not be considered a violation.

28 Annual Report | October 31, 2016

Miller/Howard High Income Equity Fund

Additional Information (continued)
October 31, 2016
(unaudited)

The SAI includes additional information about the Fund and is available upon request without charge by calling the Fund at (855) 769-4460 or by visiting the SEC's web site at www.sec.gov.

Investment Policy Changes

Effective March 1, 2017, the Fund may invest up to 25% of its Total Assets in securities of master limited partnerships (MLPs), generally in the energy sector. This is an increase from the current limit of 15%. The Investment Manager desires to take advantage of moderate valuations in master limited partnerships in relation to long term prospectus. In addition, effective March 1, 2017, the Fund may buy put and call options.

Currently, with respect to the Fund's options writing strategy: "The Fund intends to engage in an options writing strategy consisting principally of writing put options on securities already held in its portfolio or securities that are candidates for inclusion in its portfolio." Further, "the Fund may, to a lesser extent, also engage in covered call writing strategies." The Fund may write covered put and call options up to a notional amount of 20% of the Fund's Total Assets. Effective immediately, the Fund's option writing strategy will be amended to state the following: "The Fund intends to engage in an options writing strategy consisting of writing put options on securities already held in its portfolio or securities that are candidates for inclusion in its portfolio. The Fund may also engage in covered call writing strategies."

The changes in the options strategies provide the Investment Manager greater flexibility to take advantage of varying levels of premiums for put and call options.

Repurchase of Securities

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

Certifications

The Fund's President submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

Net Asset Value

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading "World Equity Funds," in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "World Equity Funds."

The Nasdaq symbol for the Net Asset Value per share is "XHIEX." The Net Asset Value per share may be obtained each day by calling the Fund at (855) 769-4460.

Fund Web Site

The Adviser intends to publish holdings of the Fund on a monthly basis 30 days after the end of each month on its web site at www.hiefund.com. In addition, the Fund will publish periodic

October 31, 2016 | Annual Report 29

Miller/Howard High Income Equity Fund

Additional Information (continued)
October 31, 2016
(unaudited)

fact sheets, conference call replays and other information that may be of interest to Fund shareholders.

Tax Information

The Fund designates 100% of its ordinary income distribution for the year ended October, 31, 2016 as qualified dividend income and 100% of the dividends paid from net ordinary income qualify for the dividends received reduction available to corporate stockholders.

Automatic Dividend Reinvestment Plan (the "Fund's Plan")

Many of you have questions about the Fund's Automatic Dividend Reinvestment Plan. We urge shareholders who want to take advantage of the Fund's Plan and whose shares are held in "Street Name," to consult your financial advisor about participating in the Fund's Plan.

Under the Fund's Automatic Dividend Reinvestment Plan, a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company, LLC, the Fund's Transfer Agent unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Fund's Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. A participant in the Fund's Plan may elect to receive all dividends in cash by contacting American Stock Transfer & Trust Company, LLC (the "Plan agent") in writing at the address specified on the back cover or by calling the Plan agent at 1(800) 278-4353. Under the Fund's Plan, whenever the market price of the common shares, including brokerage commissions, is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Fund's Plan will receive newly issued common shares. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the distribution payment date or, if that date is not a trading day on the NYSE, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Fund's Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for the Fund's Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value. The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

30 Annual Report | October 31, 2016

Miller/Howard High Income Equity Fund

Trustees and Officers
October 31, 2016
(unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Independent Trustees
James E. Hillman (Born 1957) P.O. Box 549 10 Dixon Avenue, Woodstock, NY 12498	Lead Independent Trustee	Since 2014 Three-year term	CFO and Treasurer, Notre Dame School; Former Director and PFO, Bank of America Merrill Lynch (2006-2011)	3	Milller/Howard Funds Trust
Value Line Mid Cap Focused Fund, Inc.
Value Line Income and Growth Fund, Inc.
Value Line Premier Growth Fund, Inc.
Value Line Larger Companies Focused Fund, Inc.
Value Line Centurion Fund, Inc.
The Value Line Tax Exempt Fund, Inc.
Value Line Core Bond Fund
Value Line Small Cap Opportunities Fund, Inc.
Value Line Asset Allocation Fund, Inc.
Value Line Funds Investment Trust
Value Line Defensive Strategies Fund
Value Line Funds Variable Trust
Value Line Strategic Asset Management Trust
Value Line VIP Equity Advantage Fund

October 31, 2016 | Annual Report 31

Miller/Howard High Income Equity Fund

Trustees and Officers (continued)
October 31, 2016
(unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Roger Conrad (Born 1961) P.O. Box 549 10 Dixon Avenue, Woodstock, NY 12498	Independent Trustee	Since 2014 Three-year term	Managing Director and Editor, Capitalist Times LLC; Managing Director, Halcyon Capital LLC; prior to January 2014, Investment Manager and Investment Committee Member, Leeb Capital Management; prior to April 2013, Editor, Investing Daily	3	Milller/Howard Funds Trust
Charles I. Leone (Born 1961) P.O. Box 549 10 Dixon Avenue, Woodstock, NY 12498	Independent Trustee	Since 2014 Three-year term	CFO and CCO of Oribel Capital Management, L.P. and related affiliates; CFO and CCO, Taurasi Capital Management LLC and Taurasi Capital GP LLC (2012-2015); prior to 2012, CFO and COO, CACEIS (USA) Inc.	3	Milller/Howard Funds Trust
Interested Trustees and Officers
Lowell G. Miller (Born 1948) P.O. Box 549 10 Dixon Avenue, Woodstock, NY 12498	Chairman of the Board and President	Since 2014 Three-year term	Chief Investment Officer, Miller/Howard Investments Inc.; Chairman of the Board, Miller/Howard Funds Trust; Chief Investment Officer, MHI Funds, LLC.	3	Milller/Howard Funds Trust
Annemarie Gilly (Born 1951) P.O. Box 549 10 Dixon Avenue, Woodstock, NY 12498	Executive Vice President, Chief Operating Officer and Secretary, Trustee	Since 2014 Three-year term	President, Miller/Howard Funds Trust; President, MHI Funds, LLC; Chief Operating Officer, Miller/Howard Investments Inc. (2011- 2016);	3	Milller/Howard Funds Trust

32 Annual Report | October 31, 2016

Miller/Howard High Income Equity Fund

Trustees and Officers (continued)
October 31, 2016
(unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Officers
Paul Brook (Born 1953) P.O. Box 549 10 Dixon Avenue, Woodstock, NY 12498	Chief Financial Officer	Since 2015	Chief Financial Officer, MHI Funds, LLC; Chief Financial Officer, Miller/Howard Investments Inc.; Prior to September 2015, Chief Compliance Officer, Miller/Howard Investments Inc.; Prior to February 2015, Principal, Compliance Solutions Associates.	0	n/a
Jack Leslie (Born 1960) P.O. Box 549 10 Dixon Avenue, Woodstock, NY 12498	Vice President	Since 2014	Portfolio Manager/Research Analyst, Miller/Howard Investments Inc.; Vice President, Miller/Howard Funds Trust	0	n/a
Gerald Wheeler (Born 1972) P.O. Box 549 10 Dixon Avenue, Woodstock, NY 12498	Chief Compliance Officer, Chief Legal Officer	Since 2015	Chief Compliance Officer, Chief Legal Officer, MHI Funds, LLC; Chief Compliance Officer and General Counsel Miller/Howard Investments Inc.; Prior to 2015, Co-founder, Chief Operating Officer and Chief Compliance Officer, del Ray Global Investors LLC.	0	n/a

October 31, 2016 | Annual Report 33

Miller/Howard High Income Equity Fund

Privacy Policy
(unaudited)

Privacy Policy

In order to conduct its business, Miller/Howard High Income Equity Fund, through its transfer agent, American Stock Transfer & Trust Company, LLC, collects and maintains certain nonpublic personal information about its shareholders of record with respect to transactions in shares of the Fund's securities. This information includes the shareholder's name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Fund does not collect or maintain personal information about its shareholders whose shares are held in "street name" by a financial institution such as a bank or broker.

The Fund does not disclose any nonpublic personal information about the Fund's shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Fund restricts access to nonpublic personal information about the Fund's shareholders to those employees who need to know that information to provide services to the Fund's shareholders. The Fund also maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

34 Annual Report | October 31, 2016

Miller/Howard High Income Equity Fund

Board Consideration and Approval of Investment Advisory Agreement
(unaudited)

At a Board Meeting held on September 12, 2016, the Board of Trustees of the Fund (the "Trustees") approved the current Investment Advisory Agreement between the Fund and the Adviser (the "Agreement").

In determining whether to approve the Agreement, the Trustees, including all of the Independent Trustees, during the course of the Board Meeting held on September 12, 2016 reviewed and considered, among other items: (1) a review of the Trustees' fiduciary duties and responsibilities and the factors the Trustees should consider in evaluating of the Agreement (2) information regarding the investment performance of the Fund and performance information for the Fund's relevant peer group; (3) information comparing the Fund's Advisory fees and expenses to those of its relevant peer group; (4) the Adviser's complete Form ADV; (5) the Adviser's income statements and balance sheets for the two years ended December 31, 2015; and (6) presentations by representatives of the Adviser describing (i) the nature, extent and quality of the Adviser's services to be provided to the Fund; (ii) the experience and qualifications of the personnel providing those services, (iii) the Adviser's performance information for other Miller/Howard products; (iv) the Adviser's assets under management and client descriptions; (v) the Adviser's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Advisory fee arrangements with the Fund and other clients advised by the Adviser; (vii) compliance program information; (viii) the Adviser's financial information and profitability analysis related to providing service to the Fund; (ix) fees and other benefits; (x) methodologies to allocate securities among the Fund and Miller/Howard's other clients; (xi) litigation; (xii) breakpoints; and (xiii) the extent to which economies of scale are relevant to the Fund. In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, reviewed and considered the materials presented at the meeting. The Trustees discussed the materials and the Adviser's presentations and deliberated on the approval of the Agreement in light of this information. In their deliberations, the Trustees did not focus on any one piece of information that was all-important or controlling.

The Trustees, including the Independent Trustees, reached the following conclusions, among others, regarding the Adviser and the respective approvals: the Adviser has the capabilities, resources and personnel necessary to advise the Fund; the Trustees are satisfied with the quality of services to be provided by the Adviser in advising the Fund; the Advisory fee for the Fund is reasonable; the proposed total annual portfolio operating expenses to be paid by the Fund are reasonable; the profitability of the Adviser for Advisory services, based on the Advisory fees, seems reasonable; and the benefits derived by the Adviser from managing the Fund are reasonable.

October 31, 2016 | Annual Report 35

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36 Annual Report | October 31, 2016

Miller/Howard High Income Equity Fund

Trustees and Officers

Lowell G. Miller,
Trustee, Chairman of the Board, President

James E. Hillman,
Lead Trustee

Roger Conrad,
Trustee

Charles I. Leone,
Trustee

Annemarie Gilly,
Trustee, Chief Operating Officer, Executive Vice President, Secretary

Gerald Wheeler,
Chief Compliance Officer, Chief Legal Officer

Paul Brook,
Chief Financial Officer

John E. Leslie III,
Vice President

Investment Advisor

Miller/Howard Investments, Inc.
P.O. Box 549
Woodstock, NY 12498

Legal Counsel

Shearman & Sterling LLP
599 Lexington Avenue
New York, N.Y. 10022

Custodian

U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53202

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Fund Administrator

U.S. Bancorp Fund Services, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 E. Wells Street
Suite 1400
Milwaukee, WI 53202

HIGH INCOME
EQUITY FUND

PO Box 549
Woodstock, NY 12498

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Charles I. Leone and James E. Hillman are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2016	Period from 11/24/14 (inception) to 10/31/15
Audit Fees	$55,403	$82,000
Audit-Related Fees	$—	$—
Tax Fees	$9,200	$—
All Other Fees	$—	$—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by its principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2016	Period from 11/24/2014 (inception) to 10/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The Audit Committee of the Fund did not consider whether the provision of the specific non-audit services billed to the Adviser were compatible with maintaining the principal independent registered public accounting firm’s independence.  The Audit Committee relied on the principal accountant’s representation that they were independent in providing those services.

Non-Audit Related Fees	FYE 10/31/2016	Period from 11/24/2014 (inception) to 10/31/2015
Registrant	$—	$—
Registrant’s Investment Adviser	$—	$17,717

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Charles I. Leone, Roger Conrad, and James E. Hillman.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Miller/Howard Investments (“Miller/Howard” or “Investment Adviser”), adviser to the Miller/Howard High Income Equity Fund, recognizes, as a matter of policy and as a fiduciary to our clients, that proxy voting is a valuable right of shareholders. Proxy voting is one of the best ways for an investor to communicate to a company his or her opinions on management’s policies. Miller/Howard supports voting proxies consistent with our financial, social, and environmental objectives.  For more information regarding these objectives, please refer to our ESG Investment Policy.

Each proxy season, in addition to the “standard” issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as environmental performance, workplace diversity, sustainability reporting, genetically modified foods, labor standards, and management transparency. We actively support resolutions that target labor issues, human rights, compensation, and also those that decrease emissions and increase renewable energy sources. The primary goal of the shareholder resolution process is to engage management in a dialogue. We support the right of both shareholders and stakeholders to pursue such discussions.

PROXY ADMINISTRATION

In January 2008, Miller/Howard enlisted the help of Broadridge Financial Solutions, Inc. (“Broadridge”) to administer electronic proxy voting. By using Broadridge to administer our voting, Miller/Howard is capable of customizing proxy reports, ballot recommendations, and research tools. Because the issues related to proxy voting are complex and directly impact investment values, we have chosen Broadridge to facilitate voting ESG recommendations as provided by Glass Lewis & Company (“Glass Lewis”).

Generally, Miller/Howard will vote in accordance with Glass Lewis’s ESG proxy voting guidelines.  When issues arise outside of the ESG scope, we vote in accordance with Glass Lewis’s Proxy Paper Guidelines.  Where Miller/Howard determines, however, that voting in such a manner would not be in the best interest of clients, Miller/Howard will vote differently.

If there is a conflict of interest on any management or shareholder proposal, the conflict will be reviewed on a case-by-case basis and voted in a manner that is in the best interest of clients.

Proxy voting responsibility will be determined at the opening of all new client relationships. For those clients who have retained proxy-voting authority, Miller/Howard has no responsibility to receive, vote, or otherwise advise voting.

Miller/Howard maintains relevant records, through EDGAR and Broadridge, including but not limited to, proxy reconciliation, ballots and research reports. Clients can receive a history of our proxy voting record upon request.

LIMITATIONS

Miller/Howard will generally vote on all proxies it receives. However, Miller/Howard may refrain from voting a proxy if the shares are no longer held by the client at the time of the meeting. Unsupervised securities, or securities held below the line, will also be excluded.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, Miller/Howard will amend or update, as necessary, to remain consistent and current with our proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed.

DISCLOSURE

Miller/Howard discloses a summary of our proxy voting policy in our Form ADV Part 2.

PROXY VOTING GUIDELINES

When voting proxies, Miller/Howard looks at each company independently. We apply our ESG criteria as voting guidelines, and generally vote in accordance with Glass Lewis recommendations. However, we review each issue on the proxy ballet and vote on a case-by-case basis.

Management

Miller/Howard supports management proposals on a case-by-case review. In the past, we have voted to support the following shareholder proposals with regard to management issues:

•                  Support for disclosure of budgets dedicated to public policy lobbying activities

•                  Support for independent board member with environmental expertise

•                  Approval of Risk Compensation Incentive Plan

•                  Proposals to Approve Executive Compensation-We look for the following principles to guide the design and administration of those compensation programs:

•                  Strong link between pay and performance

•                  Executives’ ‘interests should be aligned with stockholders’ interests

•                  Programs should reinforce business strategies and drive long-term sustained stockholder value

If there is an indication that the compensation program is not in best interests of shareholders or if there is not a strong link between pay and performance Miller/Howard will not support the proposal. Miller/Howard will not support excessive bonus compensation.

Environment

Miller/Howard supports environmental proposals on a case-by-case basis. Shareholder resolutions we have supported in the past include the following:

•                  Annual sustainability reporting - including reporting by suppliers to strengthen the company’s ability to assess its suppliers’ performance

•                  Greenhouse gas emissions - company disclosure regarding emissions from their operations and products

•                  Water supply - company disclosure on dependency or preparation of reports pertaining to sustainable water supplies for operations

•                  Hydraulic fracturing impacts - disclosure of chemicals, emissions, recycling/management of water, reporting/disclosure on operations, community impacts

•                  Mountaintop removal impacts - reduction of environmental and health hazards associated with mining operations

•                  Coal ash - reduction of environmental and health hazards associated with coal combustion waste ponds, impoundments and mines

•                  Sustainable palm oil sourcing

•                  Sustainable forestry

•                  Support for energy efficiency and renewable energy

Human Rights

Miller/Howard votes in support of shareholders resolutions with regard to human rights:

•                  Support workplace safety, and human and worker rights, using internationally recognized standards, indicators and measurement protocols

Animals

Miller/Howard votes in support of shareholder resolutions with regard to ethical treatment of animals:

•                  Support for ethical/humane treatment of animals

•                  Support for alternatives to animal testing

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Information is presented as of September 30, 2016.

Lowell G. Miller
President, Chief Investment Officer & Director of Research, Miller/Howard Investments, Inc.
Mr. Miller has been with Miller/Howard Investments, Inc. since he founded it in 1984.

Mr. Miller holds an undergraduate degree from Sarah Lawrence College, and a Juris Doctor from New York University School of Law. Mr. Miller began his studies of the securities markets while still an undergraduate, and has continuously pursued the notion of disciplined investment strategies for over 35 years.

Mr. Miller is the author of three acclaimed books on investing, including The Single Best Investment: Creating Wealth with Dividend Growth (Print Project, 2nd Edition, 2006). Mr. Miller has also written on financial topics for The New York Times Magazine, and has been a featured guest on Louis Rukeyser’s Wall $treet Week and Bloomberg TV. Mr. Miller is often quoted in such financial media such as the Wall Street Journal, Dow Jones Newswires, Bloomberg, Fortune, and Barron’s.

John E. Leslie III, CFA
Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.
Mr. Leslie joined Miller/Howard Investments, Inc. in 2004.

Mr. Leslie has extensive experience in quantitative modeling and screening in the equity markets, in addition to in-depth analytic skills. Mr. Leslie joined the portfolio team in 2004. Mr. Leslie grew up in Boston and earned his BS degree in Finance from Suffolk University and his MBA from Babson College.

Mr. Leslie began his career in investments over thirty years ago and has managed money since 1987. He brings a high level of expertise in both fundamental and quantitative research skills, as well as experience managing large pools of institutional assets. Mr. Leslie focuses on the materials, consumer staples, consumer discretionary, industrial and healthcare sectors.

Mr. Leslie has been interviewed by The Wall Street Journal and Barron’s and has appeared as a guest on thestreet.com and After the Bell on Fox Business

Bryan J. Spratt, CFA

Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.

Mr. Spratt has been with the Miller/Howard Investments, Inc. since 2004.

Mr. Spratt graduated summa cum laude from Spring Arbor College with a BA degree in Economics/Computer Science. Mr. Spratt focuses on the utilities, telecom and energy sectors. Mr. Spratt has 27 years of industry experience.

Bryan has been interviewed and quoted in newspapers and periodicals.

Roger G. Young, CFA

Portfolio Manager, Research Analyst, Miller/Howard Investments, Inc.

Mr. Young has been with the Miller/Howard Investments, Inc. since 2008 and a consultant to Miller/Howard Investments, Inc. during 2007. Before that, he worked as a financial consultant with the Kenneth King Foundation since 2003.

Mr. Young received a Bachelor of Science degree in Economics from the Wharton School, University of Pennsylvania. Mr. Young earned a Bachelor of Foreign Trade, Spanish language, from the Thunderbird School of Global Management, and an MBA from Michigan State University. Mr. Young began his career in the investment industry 40+ years ago. Roger has been interviewed and quoted in Forbes, Barron’s, Wall Street Journal, The Wall Street Transcript and The Research Magazine Guide to Master Limited Partnerships.

Mr. Young has experience and analytic skills in equity income securities in general, plus extensive knowledge and experience with energy, MLPs, communication, and financials.

John Cusick, CFA

Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.

Mr. Cusick joined Miller/Howard Investments, Inc. in 2013.

Mr. Cusick received a Bachelor of Arts in Finance and Marketing from Temple University, and a Master of Business Administration in Finance from Fordham University School of Business in New York City. Mr. Cusick spent more than a decade at Oppenheimer & Co. in New York, where he started his career as a junior analyst working on the energy team, and then as a senior research analyst specializing in the midstream sector. Prior to joining Miller/Howard, he served as senior vice president and research analyst at Wunderlich Securities Inc. in New York, covering energy in North America including partnerships focused on natural gas, liquids, and exploration & production (E&P).

Michael Roomberg, CFA

Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.

Mr. Roomberg joined Miller/Howard Investments, Inc. in 2013.

Mr. Roomberg received a Bachelor of Arts in International Relations, Economics, and Finance from University of Wisconsin-Madison and a Master of Business Administration from Georgetown University’s McDonough School of Business (with Honors). He began his career as a research associate in 2008 at Boenning & Scattergood, a financial services firm in greater Philadelphia. There he specialized in energy E&P, and water utilities and industrials. Prior to joining Miller/Howard, he served as head of water/infrastructure equity research at Ladenburg Thalmann & Co. in New York City.

(2)         The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of September 30, 2016.

Name of Portfolio Manager	Type of Account Managed	Number of Accounts	Total Assets* $mm
Lowell G. Miller	Registered Investment Companies	5	$458,218,206
	Other Pooled Investment Vehicles	2	$51,461,167
	Other Accounts	3,810	$5,813,206,605
John E. Leslie III	Registered Investment Companies	5	$458,218,206
	Other Pooled Investment Vehicles	2	$51,461,167
	Other Accounts	3,810	$5,813,206,605
Bryan J. Spratt	Registered Investment Companies	5	$458,218,206
	Other Pooled Investment Vehicles	2	$51,461,167
	Other Accounts	3,810	$5,813,206,605
Roger G. Young	Registered Investment Companies	5	$458,218,206
	Other Pooled Investment Vehicles	2	$51,461,167
	Other Accounts	3,810	$5,813,206,605
John Cusick	Registered Investment Companies	5	$458,218,206
	Other Pooled Investment Vehicles	2	$51,461,167
	Other Accounts	3,810	$5,813,206,605
Michael Roomberg	Registered Investment Companies	5	$458,218,206
	Other Pooled Investment Vehicles	2	$51,461,167
	Other Accounts	3,810	$5,813,206,605

Potential Conflicts of Interest Involving the Portfolio Manager

Conflicts of interest may arise because the Investment Adviser generally will be carrying on substantial investment activities for other clients, including with respect to investment funds or accounts having similar investment strategies as the Miller/Howard High Income Equity Fund (“Fund”), and in which the Fund will have no interest. The Investment Adviser may have financial incentives to favor certain of such accounts over the Fund. Any of its proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Investment Adviser may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund’s. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser for its other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest.

To the extent that the Fund or the Investment Adviser sources and structures private investments in MLPs and other issuers, certain employees of the Investment Adviser may become aware of actions planned by such issuers, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in such an issuer’s securities if the Investment Adviser has material non-public information; however, it is the Investment Adviser’s intention to ensure that any material non-public information available to certain of the Investment Adviser’s employees not be shared with those employees responsible for the purchase and sale of publicly traded securities.

The Investment Adviser manages several other investment funds and accounts. Some of those funds and accounts have investment objectives that are similar to or overlap with those of the Fund. Further, the Investment Adviser may at some time in the future manage other investment funds with the same investment objectives as the Fund’s. Investment decisions for the Fund are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more clients advised by the Investment Adviser seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will generally be allocated among the clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.

The Fund’s investment opportunities may be limited by investment opportunities in the kinds of securities in which it invests. To the extent a potential investment is appropriate for the Fund and one or more of the other investment funds or accounts managed by the Investment Adviser, the Investment Adviser will seek to fairly allocate that investment to the Fund, other funds and accounts, or all of them, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.

Under the Investment Company Act, the Fund and other investment funds or accounts managed by the Investment Adviser may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the SEC, the Investment Adviser will not co-invest its other clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Investment Adviser will allocate private investment opportunities among its clients, including the Fund, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to a client other than the Fund.

The management fee payable to the Investment Adviser is based on the value of the Fund’s average weekly total assets minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies (“Managed Assets”). Some of the Fund’s assets may be illiquid securities acquired in private transactions or otherwise may be securities for which market quotations will not be readily available. Although the Fund has adopted valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security. Senior management of the Investment Adviser, as well as the Fund’s Board of Trustees, will participate in the valuation of the Fund’s securities.

(3)         The following compensation information is presented as of September 30, 2016.

Portfolio managers are compensated by the Investment Adviser. Messrs. Miller, Leslie, Spratt and Young own equity interests in the Investment Adviser and receive shareholder distributions that are based primarily on the profits and losses of the Investment Adviser. The shareholder distributions, which are based primarily on the Investment Adviser’s net profit after expenses, are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period.  Messrs. Roomberg and Cusick participate in a profit-sharing compensation plan based on the Investment Adviser’s net profitability after all expenses.

Each portfolio manager is also compensated through a base salary and a bonus in amounts that are affected primarily by the profits and losses of the Investment Adviser but are also affected by the Investment Adviser’s consideration of such factors as work ethic, seniority, the appreciation of assets in the Fund and other accounts the portfolio manager manages, or any other factors the Investment Adviser determines contribute to client goals and the long-term success of the Investment Adviser. Some of the other accounts managed by the portfolio managers have investment strategies that are similar to the Fund’s investment strategies. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures and with a policy to treat each client equitably.

(4)         The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of September 30, 2015:

Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant
Lowell G. Miller	$100,001-$500,000
John E. Leslie III	$10,001-$50,000
Bryan J. Spratt	$100,001-$500,000
Roger G. Young	None
John Cusick	None
Michael Roomberg	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
05/01/16-05/31/16	N/A	N/A	N/A	N/A
06/01/16-06/30/16	N/A	N/A	N/A	N/A
07/01/16-07/31/16	N/A	N/A	N/A	N/A
08/01/16-08/31/16	N/A	N/A	N/A	N/A
09/01/16-09/30/16	N/A	N/A	N/A	N/A
10/01/16-10/31/16	N/A	N/A	N/A	N/A
Total	N/A	N/A	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Miller/Howard High Income Equity Fund

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	January 6, 2017

By (Signature and Title)	/s/ Paul Brook
Paul Brook, Chief Financial Officer

Date	January 6, 2017